EXHIBIT 10.3

                   SUCCESS DEVELOPMENT INTERNATIONAL, INC.
                           RESTRICTED STOCK AGREEMENT

                                                               Grant Group No. 1

                              No. of Shares 250,000

                 THIS AGREEMENT is effective as of the 1st day of December, __1995, between Success Development International, Inc., a Florida corporation (the "Company"), and ______, an employee of the company or one of its subsidiaries (the "Recipient").

                                   WITNESSETH

                 1. GRANT OF RESTRICTED STOCK. Pursuant to the provisions of
           Article IV of the Long Term Incentive Plan of Success Development International, Inc. (the "Plan"), the Company hereby grants to the Recipient, subject to the terms and conditions of the Plan (the terms of which are hereby incorporated by reference), 250,000 shares (the "Restricted Stock") of common stock of the Company (the "Common Stock"), subject to the following terms and conditions.

                 2. TERMS AND CONDITIONS. The Restricted Stock is subject to the following terms and conditions:

                        (a) RIGHTS AS SHAREHOLDER. The Recipient shall have no voting or dividend rights during the Performance Period.

                        (b) TRANSFER/ISSUANCE. Stock certificates representing the Restricted Stock will be imprinted with a legend stating that the shares may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except in accordance with the terms of this Agreement, and each transfer agent for the Common Stock shall be so instructed in respect of such shares.

                       (c) STOCK SPLITS. DIVIDENDS, ETC. If, due to a stock stock split, stock dividend,, combination of shares, or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Recipient, as the owner of the Restricted Stock, shall be entitled to new, additional, or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new, additional, or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, also shall be imprinted with a legend as provided in
           Section 2(b). When the event(s) described in the preceding sentence occur, all provisions of this Agreement relating to restrictions and lapse of restrictions will apply to such new, additional, or different shares or securities to the extent applicable to the shares with respect to which they were distributed.

                        (d) PERFORMANCE PERIOD. The term "Performance Period"
            means the period starting on the date the Recipient was first employed by the Company and ending on the date on which the
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            Management Objectives (as set forth in Section 2(f)(i) are met, unless accelerated pursuant to Section 2(f) (iv) of this Agreement.

                        (e) RESTRICTIONS ON RESTRICTED STOCK DURING PERFORMANCE
            PERIOD. During the Performance Period applicable to the shares of Restricted Stock none of such shares shall be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed except as otherwise provided in the Plan.

                        (f) LAPSE OF RESTRICTIONS; ACCELERATION OF PERFORMANCE
            PERIOD.

                        (i) LAPSE OF RESTRICTIONS; MANAGEMENT OBJECTIVES. The
            restrictions set forth in Section 2(e) of this Agreement shall lapse upon each of the following conditions being met:

             (A) at any time during the ten (10) year period beginning on the date of this Agreement, the Company and its Subsidiaries have collectively met the gross revenue goals listed below (except that the final goal listed below shall be limited to the time period indicated);

             (B) the Recipient is an employee of the Company or one of its Subsidiaries on the date such gross revenue goal is met; and

             (c) the Recipient has continuously been an employee of the Company or one of its Subsidiaries for two consecutive years, commencing from the date such Recipient was first employed by the Company or its Subsidiaries. The Company intends that conditions (A) and (B) above (but not (C)) must be met simultaneously. Condition (c) may be met before or after the fulfillment of conditions (A) and (B).

            GROSS REVENUE GOAL                   NUMBER OF SHARES EARNED

            $400,000 for any 3 consecutive
            calendar months                             50,000

            $600,000 for any 3 consecutive
            calendar months                             50,000

            $750,000 for any 3 consecutive
            calendar months                             50,000

            $1,000,000 for any 3 consecutive
            calendar months prior to the
            expiration of this Agreement                50,000

            $1,000,000 for any 3 consecutive
            calendar months prior to January
            1, 1997                                     50,000

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                              (ii) TERMINATION OF EMPLOYMENT DURING PERFORMANCE
            PERIOD. If a Recipient's employment has terminated during the Performance Period, the Committee, in its sole discretion, may reduce or eliminate the unearned portion of the Restricted Stock award.

                              (iii) FAILURE TO ACHIEVE MANAGEMENT OBJECTIVES. If
            the Committee determines that the Management Objectives were not achieved by the Recipient during the Performance Period, the Restricted Stock shall be forfeited to the Company.

                              (iv) ACCELERATION OF PERFORMANCE PERIOD; CHANGE IN
            CONTROL. Notwithstanding anything herein to the contrary, if a Change in Control has occurred as defined in Section 8 of this Agreement, then all restrictions on the Restricted Stock set forth in Section 2(e) shall lapse on the date of such Change in Control.

                        3. NO RIGHT TO CONTINUED EMPLOYMENT. This Agreement
            shall not confer upon the Recipient any right with respect to continuance of employment by the Company or any of its Subsidiaries, nor shall it interfere in any way with the right of the Company or its Subsidiaries to terminate the Recipient's employment at any time.

                        4. COMPLIANCE WITH LAW AND REGULATIONS. The Company
            shall not be required to issue or deliver any certificates for shares prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

                        5. INCOME TAX WITHHOLDING. The Recipient agrees that the
            Company may, at its option, withhold Restricted Stock or Common Stock in an amount needed to cover any applicable federal, state or local income taxes and social security taxes from payments otherwise due and owing to the Recipient, and also agrees that upon demand the Recipient will promptly pay to the Company any additional amounts as may be necessary to satisfy such withholding tax obligation.

                        6. INVESTMENT REPRESENTATION. The Committee may require
            the Recipient to furnish to the Company, prior to the issuance of any shares pursuant to this Agreement, an agreement (in such form as the Committee may specify) in which the Recipient represents that the shares of Common Stock acquired pursuant to this Agreement are being acquired for investment and not with a view to the sale or distribution thereof and that any transfers of such shares will be made only in compliance with the registration requirements, if

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            any, of the Securities Act of 1933, as amended, or an exemption therefrom.

                        7. RECIPIENT BOUND BY PLAN. The Recipient hereby
            acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event any of the terms of this Agreement are deemed to conflict with any of the terms of the Plan, the terms of the Plan shall prevail.

                        8. CHANGE IN CONTROL. Notwithstanding anything herein to
            the contrary, if a Change in Control of the Company, as defined below, occurs during the Performance Period, then all restrictions on the Restricted Stock set forth in Section 2(e) shall lapse on the date of such Change in Control without further action by the Committee. For the purposes of this Section 8, a Change in Control Company shall be deemed to have occurred upon the earliest of the following events:

                              (a) if any person (as such term is used in
            Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) should acquire direct or indirect beneficial ownership of 24 percent or more of the combined voting power of the then outstanding securities of the Company, or

                              (b) if during any period of two consecutive years,
            the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or

                              (c) if the Board of Directors or any designated
            committee determines in its sole discretion that any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) directly or indirectly exercises a controlling influence over the management or policies of the Company.

                        9. MISCELLANEOUS. This Agreement may be executed in two
            counterparts, each of which shall constitute one and the same instrument. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meaning given them in the Plan.

                        IN WITNESS WHEREOF, the Company has caused this
            Agreement be executed on its behalf by its duly authorized officer and the

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            Recipient has executed this Agreement to be effective as of the day and year first above written.


                               SUCCESS DEVELOPMENT INTERNATIONAL, INC.



                               By:______________________

                               Its:______________________

                               __________________________
                               Employee


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